Pension and other post-retirement benefits	6 Months Ended
Jun. 30, 2016
Pension and other post-retirement benefits
25 Pension and other post-retirement benefits
The Group expects to contribute CHF 643 million to the Swiss and international defined benefit plans and other post-retirement defined benefit plans in 2016. As of the end of 2Q16, CHF 451 million of contributions had been made.
Components of total benefit costs
in	2Q16	1Q16	2Q15	6M16	6M15
Total benefit costs (CHF million)
Service costs on benefit obligation	78	77	80	155	159
Interest costs on benefit obligation	70	70	81	140	161
Expected return on plan assets	(178)	(178)	(196)	(356)	(391)
Amortization of recognized prior service cost/(credit)	(29)	(29)	(28)	(58)	(55)
Amortization of recognized actuarial losses	105	105	110	210	221
Net periodic benefit costs	46	45	47	91	95
Settlement losses	0	2	0	2	1
Curtailment losses/(gains)	(3)	(7)	(1)	(10)	(2)
Special termination benefits	3	1	3	4	4
Total benefit costs	46	41	49	87	98